EXHIBIT 10.27.6+

AMENDMENT 4 TO SERVICES AGREEMENT

This Amendment 4 (“Amendment 4”) dated May 30, 2016 (“Amendment 4 Effective Date”) by and between Telenav, Inc. ("Licensor") and General Motors Holdings, LLC ("GM' or "Licensee") amends the Services Agreement dated June 13, 2014 as amended by Amendment #1 on December 5, 2014, Amendment #2 on March 18, 2015, and Amendment #3 on December 24, 2015 (collectively, the “Agreement”). Capitalized terms not otherwise defined herein have the meanings ascribed to them in the Agreement.

BACKGROUND

Whereas, Licensor provides data and services to GM as described in a Data License Agreement and Services ("DLA") and a Software Services License Agreement ("SaaS") together with their respective attachments, each of which is appended to and incorporated into the Agreement; and

Whereas, Licensor and GM have agreed to amend certain terms of the Agreement described in this Amendment 4.

Now, therefore, in consideration of the foregoing and for good and valuable consideration received and acknowledged by the parties, Licensor and GM hereby agree as follows:

1.	Appendix F Demo Mode to the Statement of Work to the DLA is amended by deletion of the following text:

•
During [*****] and through [*****], there will be no [*****] or [*****] of the [*****] or the [*****] of the of the [*****] since it is intended to be solely a [*****] experience to [*****] of the [*****].

•
GM and Licensor will [*****] in reaching agreement by [*****] for a [*****] on [*****] that will become [*****] during [*****]. If GM has not installed [*****] for the [*****] that provides reasonable [*****] that can be shared with Licensor [*****] or [*****], the [*****] will [*****].”

2.	Exhibit 5.1 Pricing to the DLA is amended by deletion of the following text:

•
“[*****] – No [*****] for [*****] and [*****] of [*****]. By [*****], if GM does not install [*****] of the [*****] that provides reasonable [*****] in order to share such [*****] with Licensor, the [*****] will [*****].”

Except as modified by this Amendment 4, the Agreement shall remain in full force and effect

In Witness Whereof, the parties have caused this Amendment 4 to be signed below by their duly authorized representatives as of the Amendment 4 Effective Date.

Telenav, Inc.                         General Motors Holdings, LLC

By: /s/ Michael Strambi                    By: /s/ Michael Smith

Name: Michael Strambi                    Name: Michael Smith

Title: Chief Financial Officer                Title: Buyer

Date: 4/8/16                        Date: 5-3-16

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
Amendment 4 to Services Agreement